UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 30, 2024
(Date of earliest event reported)

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CWBC	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 30, 2024 Community West Bancshares held its Annual Meeting of Shareholders. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Elected Directors of the Company to serve until the 2024 Annual Meeting of Shareholders and until their successors are elected and qualified.

In the election of directors, no candidates were nominated for election as a director other than the nominees of the Board of Directors whose names were set forth in the Company’s proxy statement dated April 26, 2024. Set forth below is a tabulation of the votes cast in the election of Directors with respect to each nominee for office:

Director	Votes Cast for Election	Votes Withheld	Broker Non-Votes
Robert H. Bartlein	11,825,036	412,045	1,489,623
Suzanne Chadwick	11,884,326	352,755	1,489,623
Daniel N. Cunningham	11,983,748	253,097	1,489,859
Tom L. Dobyns	12,176,242	60,839	1,489,623
Daniel J. Doyle	12,032,938	203,909	1,489,857
Frank T. (“Tommy”) Elliott, IV	11,915,262	321,819	1,489,623
Robert J. Flautt	11,962,975	274,106	1,489,623
James J. Kim	11,968,001	268,846	1,489,857
James W. Lokey	12,186,745	50,336	1,489,623
Andriana D. Majarian	11,587,268	649,813	1,489,623
Steven D. McDonald	11,736,616	500,229	1,489,859
Martin E. Plourd	11,831,621	405,226	1,489,857
Dorothea D. Silva	11,885,961	351,120	1,489,623
William S. Smittcamp	11,380,966	839,118	1,506,620
Kirk B. Stovesand	12,114,535	122,546	1,489,623

The ratification of the appointment of Moss Adams LLP for the 2024 fiscal year as the Company’s independent registered public accounting firm.  The appointment was ratified by the following votes:

For	Against	Abstain
13,628,696	80,739	17,269

The adoption of a non-binding advisory resolution approving executive compensation. The resolution was ratified by the following votes:

For	Against	Abstain	Broker Non-Votes
11,528,116	649,405	59,560	1,489,623

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 31, 2024	COMMUNITY WEST BANCSHARES By: /s/ Shannon Livingston Shannon Livingston Executive Vice President and Chief Financial Officer (Principal Accounting Officer)